                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               DECEMBER 8, 1997
               Date of Report (Date of earliest event reported)

                        SOUND SOURCE INTERACTIVE, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                   0-28604                   95-4264046
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

     26115 Mureau Road, Suite B, Calabasas, California          91302-3126
         (Address of principal executive offices)               (Zip Code)

                                (818) 878-0505
              Registrant's telephone number, including area code

       2985 Hillcrest Drive, Suite A, Westlake Village, California 91362
        (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     The Company is filing herewith an unaudited condensed consolidated balance sheet as of October 31, 1997 and an unaudited condensed consolidated statement of operations for the month of October 1997, to update its consolidated financial statements previously on file.


ITEM 7. FINANCIAL STATEMENTS

     The unaudited condensed consolidated balance sheet as of October 31, 1997 and the unaudited condensed consolidated statement of operations for the month of October 1997 filed herewith have been prepared by the Company based upon what the Company deemed to be proper assumptions and therefore do not include all information and notes necessary for a fair presentation of financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. The unaudited condensed consolidated balance sheet and unaudited condensed consolidated statement of operations include the accounts of Sound Source Interactive, Inc. and its wholly owned subsidiary (collectively referred to as the Company). The operating results for the month of October 1997 are unaudited and are not necessarily an indication of the results to be expected for the full fiscal quarter ending December 31, 1997. The results of operations as reported for the month of October 1997 should be read in conjunction with the consolidated historical financial statements and the footnotes thereto included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, and the most recent interim financial information reported on Form 10-QSB for the three-month period ended
September 30, 1997.

                 SOUND SOURCE INTERACTIVE, INC. AND SUBSIDIARY
                     CONDENSED CONSOLIDATED BALANCE SHEET
                               OCTOBER 31, 1997

ASSETS
  Current Assets:
      Cash and cash equivalents                        $    127,330
      Accounts receivable - net                           1,686,903
      Inventory - net                                       292,769
      Prepaid royalties                                   1,554,911
      Prepaid expenses                                       71,088
                                                       ------------

      Total current assets                                3,733,001
                                                       ------------

  Property and equipment - net                              377,120
                                                       ------------

TOTAL ASSETS                                           $  4,110,121
                                                       ============

LIABILITIES AND STOCKHOLDERS' EQUITY

   Current Liabilities:
       Accounts payable and accrued expenses           $  1,138,596
       Accrued compensation and related taxes               243,708
       Accrued royalties                                  1,627,347
       Current portion of capital lease obligations           8,388
       Deferred revenues                                     12,000
                                                       ------------

       Total current liabilities                          3,030,039
                                                       ------------

    Capital lease obligations, net of current portion           901
                                                       ------------

    Stockholders' Equity:
       Common stock - $.001 par value,
        20,000,000 shares authorized
        4,412,099 shares issued and
        outstanding                                           4,412
       Warrants                                           1,104,925
       Additional paid-in capital                        13,542,258
       Accumulated deficit                              (13,572,414)
                                                       ------------

       Total stockholders' equity                         1,079,181
                                                       ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $  4,110,121
                                                       ============

                 SOUND SOURCE INTERACTIVE, INC. AND SUBSIDIARY
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE ONE MONTH ENDED OCTOBER 31, 1997


Net sales                                            $ 1,236,966
Cost of sales                                            577,602
                                                     -----------

Gross profit                                             659,364
                                                     -----------
Operating costs and expenses:
   Marketing and sales                                   132,566
   Compensation in connection with common
    stock and common stock options issued
    for services rendered                                 29,365
   Other general and administrative                      146,028
   Research and development                               84,475
                                                     -----------

Total operating costs and expenses                       392,434
                                                     -----------

Operating income                                         266,930

Other income                                                 932
                                                     -----------

Net income                                           $   267,862
                                                     ===========

Net income per common share                          $       .06
                                                     ===========

Weighted average number of common shares
 outstanding                                           4,546,956
                                                     ===========


                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Sound Source Interactive, Inc.

                                   By /s/ Ulrich E. Gottschling
                                   Ulrich E. Gottschling, President,
                                   Chief Operating Officer, Chief Financial
                                   Officer, Treasurer, Secretary And Director

Date: December 8, 1997